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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - June 30, 2002


                       Plains All American Pipeline, L.P.
                (Name of Registrant as specified in its charter)


               DELAWARE                                0-9808                           76-0582150
     (State or other jurisdiction             (Commission File Number)               (I.R.S. Employer
   of incorporation or organization)                                                Identification No.)



                           333 Clay Street, Suite 1600
                              Houston, Texas 77002
                                 (713) 646-4100
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



                                       N/A
         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              99.1 Unaudited Balance Sheet of Plains AAP, L.P., dated as of June 30, 2002.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  November 8, 2002           By:  Plains AAP, L.P., its general partner

                                  By:  Plains All American GP LLC, its general
                                       partner

                                  By:     /s/ Phillip D. Kramer
                                     -------------------------------------------
                                  Name:  Phillip D. Kramer

                                  Title: Executive Vice President and Chief
                                         Financial Officer


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                                Index to Exhibits

              99.1 Unaudited Balance Sheet of Plains AAP, L.P., dated as of June 30, 2002.


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